Exhibit 99.1

EMPLOYERS℠

America's small business insurance specialist.℠

EIG LISTED NYSE

Management Presentation

June 2007

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Safe Harbor Disclosure

This slide presentation is for informational purposes only.  It should be read in conjunction with our Form 10-K for the year 2006, our Form
10-Q for the first quarter 2007 and our Form 8-Ks filed with the Securities and Exchange Commission (SEC) and available in the “Investor
Relations” section of our website at www.employers.com.

Non-GAAP Financial Measures

In presenting Employers Holdings, Inc.’s (EMPLOYERSSM) results, management has included and discussed certain non-GAAP financial measures, as defined in Regulation G.  Management believes these non-GAAP measures better explain EMPLOYERS results allowing for a more complete understanding of underlying trends in our business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  The reconciliation of these measures to their most comparable GAAP financial measures is included in this presentation or in our Form 10-K for the year 2006, our Form 10-Q for the first quarter 2007 and our Form 8-Ks filed with the
Securities and Exchange Commission (SEC) and available in the “Investor Relations” section of our website at www.employers.com.

Forward-looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include statements regarding anticipated future results and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe”, "expect”, "anticipate”, "estimate" and "intend" or future or conditional verbs such as "will”, "would”, "should”, "could" or "may”. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions, and legislative and regulatory changes that could adversely affect the business of EMPLOYERS and its subsidiaries.  All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by these cautionary statements.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EMPLOYERS is a service mark and trade name for a group of companies which provides workers’ compensation insurance and services. Insurance is offered through Employers Compensation Insurance Company, except in Nevada, where insurance is offered through Employers Insurance Company of
Nevada. Employers Compensation Insurance Company does not do business in all jurisdictions. For more information please visit www.employers.com.

Copyright © 2007 EMPLOYERS. All rights reserved.

EMPLOYERS℠
America's small business insurance specialist.℠

EIG
LISTED
NYSE

20

California Rate Setting Process

19

California Rates and Rate Setting

14

Customer Selection

21

Insurance Operations Summary

18

Workers’ Compensation Industry

17

Policy Count

16

Strategic Distribution Partners

15

Focused Marketing and Distribution

13

Focus on Low to Medium Hazard Groups

12

Disciplined Underwriting – Five Basic Elements

11

Insurance Operations

6

History

10

Seasoned Executives with Extensive Experience

9

Expanding Geographic Footprint

8

Strategies

7

Financial Snapshot

5

Key Strengths

4

Overview

3

Corporate Overview

2

30

Capital Management

25

Selected Operating Results

31 - 33

SUMMARY

29

Investment Portfolio

28

Reinsurance Program

27

Underwriting Profitability

26

Earnings and EPS

24

Loss Portfolio Transfer

23

Four Key Elements of our Financial Strength

22

Financial Results

Page

Contents

EMPLOYERS℠

America's small business insurance specialist.℠

EIG
LISTED
NYSE

Corporate Overview

EMPLOYERS℠
America's small business insurance specialist.℠

EIG
LISTED
NYSE

Overview

Business

Specialty provider of workers’ compensation insurance

18th largest private writer in the U.S.  (1)

8th largest private writer in California (1)

2nd largest writer in Nevada (1)

Geographic

Focused in Western U.S. –  direct premiums written in the first quarter of 2007

66% in California

25% in Nevada

9% in nine other states

Customers

Small businesses in low to medium hazard industries

Distribution through independent agents and strategic partners

30,922 policies in force at 3/31/2007

Average annual policy premium of approximately $11,000

(1)  Based on “One-Year Premium and Loss Study,” U.S., California and Nevada, A.M. Best Company, 2006

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Key Strengths

Established enterprise with 94 year operating history

Focused operations and disciplined underwriting – target an attractive and underserved market segment with growth opportunities

Unique and long-standing strategic distribution relationships

Financial strength and flexibility - strong balance sheet and conservative reserving

Experienced management team with deep knowledge of workers’
compensation

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

To be the leader in
workers’
compensation for
small businesses

History

(1) EICN = Employers Insurance Company of Nevada; the Fund = Nevada State Workers Compensation Fund

State Workers
Compensation Fund
established in
Nevada

Demutualization
and IPO

Entry into California
Market

Goal:

2000

2007

2002

1913

EICN Assumed Assets,
Liabilities and Operations
of the Fund (1)

2005

6

Conversion to
Mutual Holding
Company

America's small business insurance specialist.℠

'02 – '06 CAGR = 20%
500
400
300
200
100
0
187
298
418
440
387
93
2002
2003
2004
2005
2006
3/31/2007

'02 – '06 CAGR = 30%
800
600
400
200
0
224
339
431
531
640
682
2002
2003
2004
2005
2006
3/31/2007

'02 – '06 CAGR = 93%
160
120
80
40
0
11
46
73
94
152
23
2002
2003
2004
2005
2006
3/31/2007

'02 – '06 CAGR = 21%
800
600
400
200
0
351
424
516
607
747
790
2002
2003
2004
2005
2006
3/31/2007

Financial Snapshot

Net Premium Written

Net Income Before Loss Portfolio Transfer (LPT)

Equity Incl. Deferred Gain - LPT

Statutory Surplus

($ million)

Premium growth has reversed due to California rate
decreases

Strong growth provides a solid basis for underwriting

Loss trends and investments are driving net income

Capital management plans include dividends and
share repurchases

Strategies

Focus on
Profitability

Pursue
Organic
Growth
Opportunities

Optimize
Capital
Structure

8

Consider opportunistic strategic transactions

•

Return capital to shareholders

•

Invest in operations and manage capital prudently

•

Utilize existing and new strategic distribution partners

•

Leverage infrastructure, technology and systems

•

Expand in current markets and in our new states

•

Maintain disciplined risk selection, underwriting and
pricing

•

Target attractive, underserved small business market

•

EMPLOYERS™
America's small business insurance specialist.℠

2.0%
1.6%
3.3%
1.1%
24.8%
66.4%
California
Nevada
Colorado
Utah
Idaho
Montana

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Expanding Geographic Footprint

2000

2002

2006

2007

FL

NM

MD

TX

OK

KS

NE

SD

ND

MT

WY

CO

UT

ID

AZ

NV

WA

CA

OR

KY

ME

NY

PA

MI

NH

MA

CT

VA

WV

OH

IN

IL

NC

TN

SC

AL

AR

LA

MO

IA

MN

WI

GA

MS

VT

NJ

DE

RI

9

NEW STATES

Florida, Oregon,
Texas, Arizona
and Illinois = 0.8%

Direct Premiums Written (%), First Quarter, 2007

EMPLOYERS℠
America's small business insurance specialist.℠

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Seasoned Executives with Extensive Experience

31

EVP, Chief Financial Officer

William E. Yocke

28

SVP, Chief Underwriting Officer

Jeff J. Gans

25

SVP, Chief Claims Officer

Stephen V. Festa

19

SVP, President of Western Region

George Tway

22

SVP, President of Strategic Markets Region

David M. Quezada

16

SVP, President of Pacific Region

T. Hale Johnston

28

President and Chief Operating Officer

Martin J. Welch

22

Chief Executive Officer

Douglas D. Dirks

Experience
(Years)

Title

Name

Average experience of senior operating leadership = 24 years

EMPLOYERS℠

America's small business insurance specialist.℠

EIG
LISTED
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Insurance Operations

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Disciplined Underwriting

37.9% statutory loss and LAE ratio in 2006

Risk Selection
Expertise

Strong
Underwriting
Culture

Focused
Guidelines and
Consistent
Automated
Approach

Disciplined
Underwriting

Local Knowledge

Pricing of
Individual Risks

Five Basic Elements

America's small business insurance specialist.℠

7%
1%
11%
23%
10%
13%
35%

5%
4%
14%
19%
26%
20%
12%

EIG LISTED NYSE

Focus on Low to Medium Hazard Groups

EMPLOYERS

Focus on low to medium hazard risks allows us to optimize risk selection and pricing adequacy

Hazard Group A

Industry (1)

% of Premiums Written, 12/31/2006

13

Hazard Group B

Hazard Group C

Hazard Group D

Hazard Group E

Hazard Group F

Hazard Group G

Hazard Groups A through D

Lower
Risk

Higher
Risk

(1) NCCI 2006 Premium Distribution by Hazard Group (as presented at 2007 Annual Issues Symposium).

Industry = 56%

EMPLOYERS = 82%

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Customer Selection

35.1%

$136,883

Top 10

               1.7

6,458

Automobile

D

               2.0

7,939

Dentists & Dental Surgeons & Clerical

C

               2.3

9,040

Clothing Manufacturers

C

               2.4

9,455

Machine Shops

D

               2.5

9,846

Clerical Office Employees

C

               2.9

11,189

Store: Retail

B

               3.0

11,590

College: Professional Employees & Clerical

B

               4.8

18,854

Store: Wholesale

B

               6.4

24,858

Physicians & Clerical

C

7.1%

$  27,654

Restaurants

A

Percent of
Total

Direct Premiums

Written (000s)

Class

Hazard
Group

EMPLOYERS further differentiates risks within industry-defined customer classes

Top Ten Classes in 2006

EMPLOYERS℠
America's small business insurance specialist.℠

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Focused Marketing and Distribution

Independent Agents and Brokers

PACIFIC REGION

California

In 2006, 44% of direct
premiums written

STRATEGIC REGION

Largely ADP & Wellpoint;
added E-CHX in Qtr 4, 2006

Primarily California today

In 2006, 30% of direct premiums
written

Three strategic business units target consistent customer segments with a focused underwriting approach

WESTERN REGION

Nevada, Colorado, Utah,
Montana, Idaho, Texas,
Arizona, Illinois, Oregon,
Florida

In 2006, 26% of direct
premiums written

Strategic Distribution Partners

EMPLOYERS
America's small business insurance specialist.

ADP
Automatic Data Processing, Inc.

WELLPOINT

EIG LISTED NYSE

Strategic Distribution Partners

Largest payroll services company in the
U.S. with over 450,000 clients

Partner since entering California market
in 2002

Business originated by ADP’s field sales
staff and insurance agency

“Pay-by-Pay” premium collection

Strategic partners expand market reach and produce business with high persistency

16

Largest group health carrier in California

Partner since entering California market
in 2002

Business originated by Wellpoint’s health
insurance agents

Single bill to customers

EMPLOYERS

America's small business insurance specialist.

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
'02 – '06 CAGR = 6%
23,657
24,967
26,005
27,686
29,742
30,922
2002
2003
2004
2005
2006
3/31/2007

▪

–

–

–

EIG LISTED NYSE

17

17

Solid in force policy count growth
continued in the first quarter, 2007

30,922 at 3/31/2007

27,934 at 3/31/2006

Total increase of 2,988 or
10.7%

In Force Policy Count

Total in force policy count has grown consistently with a 2002 – 2006 CAGR of 6%

EMPLOYERS℠
America's small business insurance specialist.℠

150%
125%
100%
75%
50%
25%
0%
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05

EIG
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Workers’ Compensation Industry

Historical Pure Loss Ratio

California

Total U.S.

Source: WCIRB as of 09/30/06 (California); Insurance Information Institute as of 12/31/05 (Total U.S.)

2002: Employers entry
into California

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

19

California Rates and Rate Setting

-14.2%

Recommended
Effective-July 1, 2007

-  9.5%

January 1, 2007

-65.1%

Cumulative Change

-16.4%

July 1, 2006

-15.3%

January 1, 2006

-18.0%

July 1, 2005

-  2.2%

January 1, 2005

-  7.0%

July 1, 2004

-14.9%

January 1, 2004

Recent Commissioner Approved
Pure Premium Rate Changes

Workers’ Compensation Insurance Rating Bureau
(WCIRB) recommended decrease of 11.3%

Insurance Commissioner recommended decrease of
14.2%

Company’s choice to implement rate changes

Internal analyses are compared to Bureau’s view of the
industry to confirm actual experience

Filed loss cost multipliers (LCMs) account for loss
adjustment, underwriting and commission expenses and
targeted unlevered return of 12% to 13%

Rate deviation plans modify full premium rates based on
individual or group risk characteristics to yield “effective rates”

At this time, EMPLOYERS will file no change in rates in
California and will continue to evaluate the market

Key Issues

EMPLOYERS℠
America's small business insurance specialist.℠

EIG
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California Rate Setting Process

65

Filed Loss Costs Estimate

95

Effective Rates

-5

Schedule Credits

100

Revised Filed Rates

166%

       X    LCM

60

Revised Loss Costs
Estimate

-7.5%

       + or – adjustment

Rate Setting Process Example

Key Terms: Loss Costs (losses only; also referred to as
pure premium); Lost Cost Multiplier (LCM); Filed Rate;
Schedule Credit/Debit; Effective Rate

WCIRB recommendations to the Commissioner are based
on study of approximately 86% of the industry “ loss
costs”

            - Annually by class of business

            - Interim studies in aggregate

Commissioner can accept, reject or modify WCIRB
findings

Companies then accept, reject or modify the
Commissioner’s recommendations; if they accept or
modify they file new rates that are the product of revised
pure loss cost estimates X LCM’s required to cover their
total costs by class of business

Companies also file rate deviation plans or schedule
credits

These schedule credits are applied to modify filed rates
to individual policy or group requirements to arrive at
“effective rates”

EMPLOYERS℠
America's small business insurance specialist.℠

EIG
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High performing insurance operation, built upon four key
elements

A highly focused customer base

A disciplined underwriting culture

An efficient -- and scalable – infrastructure

Strong producer and strategic partner relationships, providing us with:

broader access to markets

enhanced value delivery to our customers

more cost effective production

Insurance Operations Summary

EMPLOYERS℠

America's small business insurance specialist.℠

EIG LISTED NYSE

Financial Results

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Four Key Elements of Our Financial Strength

Surplus of
$640MM

at 12/31/2006

Conservative
Reserving

High Quality
Investment
Portfolio

Catastrophe
Reinsurance
Program

0.6:1 NPW / Surplus
at 12/31/2006

Over 90% fixed maturity
with average rating AA

Coverage up to
$175MM loss

Track record of
reserve strength

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Loss Portfolio Transfer (LPT)

$ millions

602.5

Gain at 3/31/2007

(147.5)

Subsequent Reserve Adjustments

750

Gain at 1/1/2000

775

Consideration

$1,525

Original Reserves Transferred

$2,000

Total Coverage

Contract

$ millions

438.5

GAAP: Deferred Reinsurance
Gain – LPT Agreement

(164.0)

Cumulative Amortization To Date

$602.5

Statutory Surplus Created

Accounting at 3/31/2007

Non-recurring transaction with no ongoing cash benefits or charges to current operations

Retroactive 100% quota share reinsurance coverage for all losses occurring prior to 7/1/95

Gain on transaction booked as statutory surplus; deferred and amortized under GAAP

EMPLOYERS℠
America's small business insurance specialist.℠

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Selected Operating Results

746.8

303.8

2,307.8

3,195.7

  80.0

1,715.7

    152.2

    171.6

    68.2

  393.0

  387.2

$ 401.8

--

    --

--

    --

--

  --

    13.4

    18.1

    15.7

  103.3

  113.4

$ 117.1

352.0

144.6

Shareholders’ equity

Balance Sheet Data

1,768.6

1,595.8

Total investments

  66.5

  61.1

Cash and cash equivalents

3,221.2

3,094.2

Total assets

2,307.2

2,350.0

Reserves for loss & LAE

790.4

607.0

Equity including LPT deferred gain

   27.9

   137.6

Net Income

   23.3

   93.8

Net Income Before LPT

   20.8

   54.4

Net Investment Income

   89.8

   438.3

Net Earned Premium

   93.2

   439.7

Net Written Premium

$  96.5

$  458.7

Gross Written Premium

Income Statement Data

$ million

December 31

2005             2006

First Quarter

2006             2007

Premiums are declining due to
California rate decreases

While premiums have declined in
California, losses have also
declined

Loss trends and investments are
driving net income

Portfolio reallocation (equity sales)
in the fourth quarter of 2006
reduced volatility and increased
investment income

EMPLOYERS℠
America's small business insurance specialist.℠

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Earnings and EPS

         First Quarter

December 31

52,155,944

50,000,002

50,000,002

50,000,002

Weighted Average Shares Outstanding, pro forma (2)

$ .45

$ .27

     EPS Before Impacts of the LPT, pro forma (2)

.08

$ .53

N/A

--

--

23.3

(4.6)

$27.9

2007

.40

EPS for the period Feb. 5 through March 31, 2007

--

$3.43

$2.75

GAAP Pro forma EPS – assuming conversion (1)

--

3.04

1.88

EPS (Net Income Before LPT) – assuming conversion (1)

.09

     EPS attributable to LPT (2)

$ .36

     EPS for three months ended 3/31/2007, pro forma (2)

$18.1

$171.6

$137.6

Net Income

(4.7)

(19.4)

(43.8)

Less: LPT Deferred Gain Amortization

13.4

152.2

93.8

Net Income Before LPT

2006

2006

2005

$ million, except per share data

(1)

Based on 50,000,002 shares assumed outstanding before the conversion.

(2)

Pro forma EPS computed using the actual weighted average shares outstanding as of 3/31/2007.  This includes shares outstanding for the period after the Company’s conversion on 2/5/2007 (53,527,907) and prior to the conversion (50,000,002).

EMPLOYERS
America's small business insurance specialist.℠

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Underwriting Profitability

$6.3

99.3%

18.7%

11.9%

68.7%

4.6%

64.1%

$15.6

$107.1

$78.1

Favorable Reserve Development ($
million)

90.5%

25.9%

13.1%

51.5%

5.1%

46.4%

107.9%

72.6%

84.9%

Combined Ratio (excl. LPT)

25.9%

22.3%

16.0%

Underwriting & Other Expense Ratio (3)

13.1%

12.3%

10.7%

Commission Expense Ratio (3)

68.9%

37.9%

58.3%

Loss & LAE Ratio (excl. LPT)

5.1%

4.9%

10.0%

Less: Impact of LPT (2)

63.8%

33.0%

48.3%

Loss & LAE Ratio

Excluding Qtr. 1,
2007 Reserve
Development (1)

COMBINED RATIO

(GAAP and excluding the LPT)

(1)

Excluding $15.6 million of favorable development, our loss ratio would have been 68.9% and our combined ratio would have been 107.9%.  We target a combined ratio of 100.  The total combined ratio includes three items causing upward pressure: (1) one shock loss requiring additional reserves that may run in excess of
$3.5 million; (2) one-time conversion costs of nearly $1 million; and (3) decreasing earned premium.

(2)

Total deferred gain amortization and LPT reserve adjustment of $43.8 million in 2005, $19.4 million in 2006 and $4.6 million in the first quarter of 2007.

(3)

Our higher expense ratio is largely a function of falling California rates.

First Quarter

2006              2007

December 31

2005              2006

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Retention

$10M xs $10M

Catastrophe per Occurrence

First Excess of Loss Layer

$30M xs $20M

Catastrophe per Occurrence

Second Excess of Loss Layer

$50M xs $50M

Catastrophe per Occurrence

Third Excess of Loss Layer

$25M xs $100M

Catastrophe per Occurrence

Fourth Excess of Loss Layer

$50M xs $125M

Catastrophe per Occurrence

Fifth Excess of Loss Layer

$6M xs $4M

First Excess of Loss Layer

$175M

$ 4M

$10M

$20M

$50M

$100M

$125M

Reinsurance Program

28

•

•

•

•

•

•

Catastrophe Excess of Loss includes
maximum any one life of $7.5M

Increased total limits by $50.0M from
previous treaty

Increased retention to $4.0M from
$2.5M from previous treaty

Includes terrorism, except nuclear,
biological, chemical and radiological

Priced annually

Expires 7/1/2007

EMPLOYERS™
America's small business insurance specialist.℠

Equities
6%
Asset-backed
Securities
2%
U.S. Treasury
Securities
7%
Commercial Mortgage-
backed Securities
3%
U.S. Agency Securities
8%
Mortgage-backed
Securities
12%
Corporate Securities
12%
Tax-exempt Municipal
Securities
50%

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Investment Portfolio

$1.77 billion of
investment securities

Average credit rating of
AA+

Tax equivalent book
yield of 5.3%

Effective duration of
5.73

Outsourced to Conning
Asset Management

Portfolio Mix at 3/31/2007

EMPLOYERS℠
America's small business insurance specialist.℠

EIG
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Capital Management

$38 million ordinary
dividend capacity
(unassigned surplus at
12/31/2006), plus

$9.7 million in net proceeds
from the IPO, plus

$55 million approved
extraordinary dividend

Greater than $100 million
available cash in 2007

Holding Company
Cash Flow

Strong Capital Position

$790 million GAAP
adjusted equity at
3/31/2007

0.6:1 NPW/surplus at
12/31/2006

No debt

Reserve strength

Capital Management
Tools

Shareholder dividends

$0.06 per share
quarterly dividend

$3.2 million in
second quarter,
2007

Share repurchases

Up to $75 million in
open market in 2007

Our goal is to drive shareholder value through an improving ROE resulting from (i) profitability consistent with historical results, (ii) disciplined growth and (iii) prudent capital management

EMPLOYERS℠

America's small business insurance specialist.℠

EIG LISTED NYSE

Summary

Summary

Established enterprise with 94 year operating history

Focused operations and disciplined underwriting – target an attractive and underserved market segment with growth opportunities

Unique and long-standing strategic distribution relationships

Financial strength and flexibility - strong balance sheet and conservative reserving

Experienced management team with deep knowledge of workers’
compensation

EMPLOYERS℠
America's small business insurance specialist.℠

EMPLOYERS™

EIG
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Douglas D. Dirks
President & Chief Executive Officer
Employers Holdings, Inc.

William E. (Ric) Yocke
Chief Financial Officer
Employers Holdings, Inc.

Martin J. Welch
President and Chief Operating Officer
Employers Insurance Company of Nevada and
Employers Compensation Insurance Company

Analyst Contact:

Vicki Erickson
Vice President, Investor Relations
Employers Holdings, Inc.
(775) 327-2794
verickson@employers.com

9790 Gateway Drive
Reno, NV. 89521-5906
(775) 327-2700

33